                                                                   EXHIBIT 10.19

                       EXECUTIVE STOCK PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT is made as of June 30, 1995, between Lloyd W. Holland ("Pledgor"), and Corinthian Schools, Inc., a Delaware corporation (the "Company").

          The Company and Pledgor are parties to an Executive Stock Agreement, dated June 30, 1995, pursuant to which Pledgor purchased 2,500 shares of the Company's Class B Common Stock, $.01 par value per share (the "Pledged Shares"), for an aggregate purchase price of $25,000. The Company has allowed Pledgor to purchase the Pledged Shares by delivery to the Company of a promissory note (the "Note") in the aggregate principal amount of $24,975. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

          NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

          1.  Pledge.  Pledgor hereby pledges to the Company, and grants to the
              ------
Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

          2.  Delivery of Pledged Shares.  Upon the execution of this Pledge
              --------------------------
Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

          3.  Voting Rights; Cash Dividends.  Notwithstanding anything to the
              -----------------------------
contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares and the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

          4.  Stock Dividends; Distributions, etc.  If, while this Pledge
              -----------------------------------
Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

          5.  Default.  If Pledgor defaults in the payment of the principal or
              -------
interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

          6.  Costs and Attorneys' Fees.  All costs and expenses (including
              -------------------------
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

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          7.   Payment of Indebtedness and Release of Pledged Shares.  Upon
               -----------------------------------------------------
payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

          8.   No Other Liens; No Sales or Transfers. Pledgor hereby represents
               -------------------------------------
and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement and the Executive Stock Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

          9.   Further Assurances. Pledgor agrees that at any time and from time
               ------------------
to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

          10.  Severability.  Any provision of this Pledge Agreement which is
               -------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.  No Waiver; Cumulative Remedies. The Company shall not by any act,
               ------------------------------
delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          12.  Waiver, Amendments; Applicable Law.  None of the terms or
               ----------------------------------
provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

        IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.

                                        CORINTHIAN SCHOOLS, INC.

                                        By  /s/ Frank McCord
                                           ----------------------------

                                       Its  Vice President
                                           ----------------------------

                                            /s/ Lloyd W. Holland
                                           ----------------------------
                                                Lloyd W. Holland

                                    CONSENT
                                    -------

        The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Executive Stock Pledge Agreement and that I understand its contents. I am aware that the Pledge Agreement provides for a security interest in my spouse's shares of Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Pledge Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Pledge Agreement and further that my community property interest, if any, shall be similarly bound by this Pledge Agreement.

        I am aware that the legal, financial and other matters contained in the Pledge Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Pledge Agreement that I will waive such right.

                                        /s/ Barbara J. Holland
                                        ------------------------------
                                         [Spouse]

                                        /s/ [SIGNATURE APPEARS HERE]
                                        ------------------------------
                                         Witness

        SEE RESTRICTIONS ON TRANSFER ON THE REVERSE OF THIS CERTIFICATE

                               February 22, 1995

Incorporated under the laws     [ARTWORK OF EAGLE       of the State of Delaware
                                  APPEARS HERE]
         NUMBER                                                  SHARES

           9                                                    **1,667**

                           CORINTHIAN SCHOOLS, INC.

Authorized Shares: 9,000,000 Class A Common Stock, $.01 par value per share
                     500,000 Class B Common Stock, $.01 par value per share


This Certifies that LLOYD W. HOLLAND is the registered holder of One Thousand Six Hundred Sixty-Seven (1,667) Shares of Class B Common Stock of Corinthian Schools, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto offered this 30th day of June A.D. 1995


/s/ Paul St. Pierre                               /s/ David G. Moore
-------------------------------                   ------------------------------
Paul St. Pierre, Secretary                        David G. Moore, President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JUNE 30, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND LLOYD W. HOLLAND DATED AS OF JUNE 30, 1995, AS AMENDED AND
MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.





             For Value Received, _____ hereby sell, assign and transfer unto _______________________________________________________________________
_______________________________________________________________. Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
  Dated__________ 19__
        In presence of
                        ______________________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        SEE RESTRICTIONS ON TRANSFER ON THE REVERSE OF THIS CERTIFICATE

                               February 22, 1995

Incorporated under the laws     [ARTWORK OF EAGLE       of the State of Delaware
                                  APPEARS HERE]
         NUMBER                                                  SHARES

           10                                                    **833**

                           CORINTHIAN SCHOOLS, INC.

Authorized Shares: 9,000,000 Class A Common Stock, $.01 par value per share
                     500,000 Class B Common Stock, $.01 par value per share


This Certifies that LLOYD W. HOLLAND is the registered holder of Eight Hundred Thirty-Three (833) Shares of Class B Common Stock of Corinthian Schools, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 30th day of June A.D. 1995


/s/ Paul St. Pierre                               /s/ David G. Moore
-------------------------------                   ------------------------------
Paul St. Pierre, Secretary                        David G. Moore, President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JUNE 30, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND LLOYD W. HOLLAND DATED AS OF JUNE 30, 1995, AS AMENDED AND
MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.






             For Value Received, _____ hereby sell, assign and transfer unto _______________________________________________________________________
_______________________________________________________________. Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
  Dated__________ 19__
        In presence of
                        ______________________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.